                                                                     EXHIBIT 3.1

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                      MEWBOURNE ENERGY PARTNERS 01-A, L.P.

         This Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 01-A, L.P. (the "Partnership") is being executed and filed by the undersigned general partner to form a limited partnership under the Delaware Revised Uniform Limited Partnership Act.

                                   ARTICLE ONE

         The name of the limited partnership formed hereby is MEWBOURNE ENERGY PARTNERS 01-A, L.P.

                                   ARTICLE TWO

         The address of the registered office of the Partnership in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware.

                                  ARTICLE THREE

         The name and address of the registered agent of the Partnership in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware.

                                  ARTICLE FOUR

         The name and business address of the general partner of the Partnership is:

                     Name                               Business Address
                     ----                               ----------------
         Mewbourne Development Corporation              3901 S. Broadway
                                                        Tyler, Texas 75701

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership by and through a duly authorized officer thereof on this 23rd day of February, 2001.

                                               MEWBOURNE DEVELOPMENT
                                               CORPORATION, Managing Partner



                                               By:  /s/ J. Roe Buckley
                                                    ---------------------------
                                                    J. Roe Buckley
                                                    Treasurer